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                                 ASSUMPTION AGREEMENT

     ASSUMPTION AGREEMENT (this "AGREEMENT"), dated as of April 27, 1999, by and between INVESTMENT TECHNOLOGY GROUP, INC. (formerly know as Jefferies Group, Inc. ("JEFFERIES"), the survivor of the merger of the Borrower with and into Jefferies), a Delaware corporation ("NEW ITGI"), and THE BANK OF NEW YORK, as Lender, pursuant to the Credit Agreement, dated as of March 16, 1999, among Investment Technology Group, Inc., as it existed prior to the merger, (the "BORROWER") and The Bank of New York (as the same may be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings defined therein, unless otherwise defined herein.

                                       RECITALS

     A. The Borrower is obligated under the Loan Documents. In the Initial Transactions, the Borrower is merging with and into Jefferies with Jefferies as the survivor (the "MERGER").

     B. Section 5.03 of the Credit Agreement requires, as a condition to the consummation of the Merger, that New ITGI execute and deliver this Agreement evidencing the assumption by New ITGI of all of the Borrower's obligations under the Loan Documents.

     Now, therefore, in consideration of the premises, the parties hereto agree as follows:

     1.     ASSUMPTION.

            (a) New ITGI hereby fully, absolutely, unconditionally and irrevocably accepts and assumes from the Borrower, all of the Borrower's rights, obligations and liabilities under the Loan Documents.

            (b) New ITGI hereby agrees that (i) New ITGI shall be deemed the Borrower for all purposes under the Loan Documents and all references to the Borrower therein shall mean New ITGI, (ii) all references in the Security Agreement to the Collateral shall mean the Collateral of New ITGI, and New ITGI hereby grants, assigns and pledges to the Lender a first priority security interest in and to all of New ITGI's right, title and interest in the Collateral, whether now owned or existing or hereafter arising or acquired and wherever located and (iii) New ITGI shall promptly execute and deliver or cause to be executed and delivered, at its expense, all documents, certificates and opinions as the Lender shall at any time request in connection with such assumption by New ITGI of all of the obligations and liabilities of the Borrower under the Credit Agreement, the Security Agreement and the other Loan Documents, including, without limitation, the execution and delivery of UCC financing statements.

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     2.     REPRESENTATIONS AND WARRANTIES.

            New ITGI hereby represents and warrants (i) that all representations and warranties set forth in the Loan Documents made as of the date hereof and applicable to New ITGI, are true, correct and complete in all material respects except for changes expressly contemplated in such documents, and for representations and warranties which are expressly or by necessary implication limited to a state of facts existing at a time prior to the date hereof, and (ii) that it is in compliance in all material respects with all agreements, including, without limitation, all affirmative and negative covenants, contained in the Loan Documents.

     3.     MISCELLANEOUS.

            (a) The Loan Documents are in all respects ratified and confirmed and shall remain in full force and effect, and New ITGI shall be fully liable thereunder in the same manner as if it separately executed same.

            (b) This Agreement shall become effective simultaneously with the consummation of the Merger.

            (c) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflict of laws.






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            IN WITNESS WHEREOF, the undersigned have caused this Assumption
Agreement to be duly executed as of the date first above written.

                         INVESTMENT TECHNOLOGY GROUP, INC.

                         By: /s/ John R. MacDonald
                         Name: John R. MacDonald
                         Title: Senior Vice President & Chief Financial Officer

                         THE BANK OF NEW YORK

                         By: /s/ Mark T. Rogers
                         Name: Mark T. Rogers
                         Title: Vice President